SUMMARY PROSPECTUS FOR NEW INVESTORS
August 31, 2022
Protective Executive Benefits Registered VUL A Flexible Premium Variable Universal Life Insurance Policy	Issued by Protective COLI VUL and Protective Life Insurance Company 2801 Highway 280 South Birmingham, Alabama 35223 Telephone: (800) 265‑1545
This Summary Prospectus summarizes key features of Protective Executive Benefits Registered VUL individual flexible premium variable universal life insurance policy (the “Policy”) issued by Protective Life Insurance Company (the “Company” or “Protective Life”).
Before you invest, You should also review the prospectus for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find this document and other information about the Policy online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1-800-265-1545 or by sending an email request to prospectus@protective.com.
Right to Cancel. The Owner may return the Policy to the Company or an authorized representative within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. If replacement of an existing policy is involved, the right to cancel period is extended to 30 days. If returned during the right to cancel period, the Policy will be deemed void from the start, and the Company will refund the greater of: (1) premiums received less any withdrawals and distributions; or (2) the Policy Value less any withdrawals and distributions. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms.
Additional general information about certain investment products, including variable life insurance, has been prepared by the U.S. Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.
Neither the SEC nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Variable Account, the Fixed Account and the Funds are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.
PRO.COLI.0822 C000222824

STANDARD DEATH BENEFITS	10
OTHER BENEFITS AVAILABLE UNDER THE POLICY	11
BUYING THE POLICY	11
HOW YOUR POLICY CAN LAPSE	13
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY	14
ADDITIONAL INFORMATION ABOUT FEES	16
FUND APPENDIX — FUNDS AVAILABLE UNDER YOUR POLICY	FUND-1

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  Refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who have been issued a Policy.
Attained Age The Insured’s age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.
Base Policy Face Amount The amount of life insurance coverage identified as the Base Policy Face Amount on the Policy Schedule.
Beneficiary The person, persons or entity whom the Owner designates to receive the proceeds of the Policy upon the death of the Insured. The Owner may designate a primary Beneficiary or Beneficiaries, as well as a contingent Beneficiary or Beneficiaries to receive the proceeds if there is no primary Beneficiary(ies) living at the time of the Insured’s death. A Beneficiary may also be designated as irrevocable which may limit the Owner’s ability to alter that designation or make future Policy changes.
Cancellation Period Period shown in Appendix B during which the Owner may exercise the cancellation privilege and return the Policy for a refund.
Cash Surrender Value Calculated on the effective date of the surrender is equal to (a) Cash Value; less (b) Policy Debt; and less (c) Any liens for payments made under an accelerated death benefit endorsement plus accrued interest.
Cash Value Policy Value plus any applicable Return of Expense Charge Benefit.
Death Benefit The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.
Death Benefit Option One of two options that an Owner may select for the computation of Death Benefit Proceeds, Total Face Amount (Option 1, Level), or Total Face Amount Plus Policy Value (Option 2, Increasing).
Death Benefit Proceeds The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider or endorsement to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.
Due Proof of Death Receipt at our Home Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.
Evidence of Insurability Information about an Insured which is used to approve or reinstate this Policy or any additional benefit.
Face Amount/Total Face Amount Total Face Amount is the sum of the Base Policy Face Amount (life insurance coverage) as shown on the Policy Schedule plus any endorsements or riders attached to the Policy that provided additional life insurance coverage on the Insured, if applicable, as shown on the Policy Schedule. The minimum Total Face Amount permitted under the Policy is $100,000. Face Amount is equal to the amount listed as Base Policy Face Amount on the Policy Schedule.
Fixed Account Part of Protective Life’s General Account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.
Fixed Account Value The Policy Value in the Fixed Account.
Fund An underlying mutual fund in which a Sub-Account invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account All of the Company’s assets other than those allocated to the Variable Account or any other separate account. The Company has complete ownership and control of the assets in the General Account.
Good Order (“Good Order”) A Request or transaction generally is considered in “Good Order” if we receive it at our Home Office within the time limits, if any, we prescribe for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A Request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; Evidence of Insurability; your Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of the Policy Owner (exactly as indicated on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to premium payments, Good Order also generally includes receipt by one of us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction Request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have questions, you should contact us or your financial professional before submitting the form or Request.
Home Office 2801 Highway 280 South, Birmingham, Alabama 35223. The mailing address for the Home Office is P.O. Box 292 Birmingham, AL 35201-0292. The Home Office is referred to as the “Administrative Office” in the Policy.
Insured The person whose life is covered by the Policy.
Issue Age The Insured’s age as of the nearest birthday on the Policy Effective Date.
Issue Date The date the Policy is issued.
Lapse Termination of the Policy at the expiration of the grace period while the Insured is still living.
Loan Account An account within Protective Life’s General Account to which Fixed Account Value and/or Variable Account Value plus interest credited on the portion of the Policy Value being used as collateral for the outstanding Policy loans is transferred as collateral for Policy loans.
Loan Account Value The Policy Value in the Loan Account.
Loan Interest Credit Spread An amount deducted from the loan interest rate to cover the costs the Company incurs by providing the loaned cash value. The maximum Loan Interest Credit Spread is 1.5% and is shown on the Policy Schedule and in the table of Periodic Charges Other Than Fund Operating Expenses.
Money Market Sub-Account A Fund which seeks a high level of current income as is consistent with the preservation of capital and liquidity and investing in short term, high quality, liquid debt and monetary instruments.
Monthly Anniversary Day The same day in each month as the Policy Effective Date.
Monthly Deduction The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Schedule.
Net Amount at Risk The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option1 (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option 2(Coverage Plus).
Net Premium A premium payment minus the applicable premium expense charges.
Owner The person, or persons, or entity entitled to all rights in this Policy while the Insured is living including designation as a Beneficiary. These rights are subject to any assignment and to the rights of any Irrevocable Beneficiary. The Owner may name a contingent Owner who will own this Policy if the Owner dies while this Policy is in force. If the Owner dies before the Insured, any contingent Owner named in the application, or subsequent endorsement, will become the new Owner. If no contingent Owner is named, the Owner’s estate becomes the new Owner. The Owner may change the Owner (including a contingent Owner) by Written Notice.
Policy Anniversary The same day and month in each Policy Year as the Policy Effective Date.
Policy Debt The sum of all outstanding policy loans plus accrued interest.
Policy Effective Date The date shown in the Policy as of which coverage under the Policy begins.
Policy Month The Policy Month begins on a Monthly Anniversary Day and ends on the day prior to the next Monthly Anniversary Day.
Policy Value The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.
Policy Year Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Return of Expense Charge Benefit Where applicable, the Company will calculate and return a percentage of the expense charge. The Return of Expense Charge Benefit calculation is based on a percentage of the Policy Value, and is only payable upon a complete surrender of the Policy. Refer to the “Return of Expense Charge Benefit” provision in the Policy for the percentage and duration of the Return of Expense Charge Benefit and any limitations and requirements.
Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to the Company and received at the Home or Administrative Office from the Owner or an assignee of record, as specified in a form acceptable to the Company and which may be required in writing, or the Beneficiary (as applicable) as required by any provision of the Policy or as required by the Company. In addition, subject to the Company’s administrative requirements as they may exist from time to time and to any requirements that may be imposed by the Funds or other investments, the Company reserves the right to require advance Written Notice from the Owner.
Sub-Account A separate division of the Variable Account established to invest in a particular Fund.
Sub-Account Value The sum of the values of the Sub-Accounts credited to the Owner as Policy Value.
Valuation Date The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Sub-Account’s assets is determined at the end of each Valuation Date. To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.
Variable Account One of the accounts into which Premiums may be paid under this Policy, net of Policy fees and charges described herein. The account is a segregated investment account established by the Company and a separate account under Tennessee law named the Protective COLI VUL separate account. The Company owns the assets in the Variable Account. The investments held in the Variable Account provide variable life insurance benefits under this Policy. This account is kept separate from the General Account and other separate accounts the Company may have. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”), as amended. Protective COLI VUL separate account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.
Variable Account Value The sum of all Sub-Account Values.
Written Notice A notice or Request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service. Protective Life reserves the right to require advance Written Notice from the Owner for (i) premium allocations; (ii) Policy loans and loan repayments; and (iii) surrenders, partial withdrawals, or transfers.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE PROTECTIVE EXECUTIVE BENEFITS REGISTERED VUL POLICY
FEES AND EXPENSES
Charges for Early Withdrawals
There is no surrender charge associated with your Policy. A partial withdrawal fee of $25 will be deducted from Policy Value for all partial withdrawals after the first made in the same Policy Year.
For additional information about charges for surrenders and early withdrawals, see “FEE TABLES” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Transaction Charges
You will also be charged for other transactions, including Premium Expense Charge (consisting of the Sales Load and Premium Tax) and Transfer Fees.
For additional information about transaction charges, see “FEE TABLES — TRANSACTION FEES” in the Prospectus.

Ongoing Fees and Expenses (annual charges)
In addition to transaction charges, you are also subject to certain ongoing fees and expenses under the Policy, including fees and expenses covering the cost of insurance (“COI”) under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should review the Policy specifications page of your Policy for rates applicable to the Policy. For additional information on ongoing fees and expenses, see “Fee Tables” in this prospectus and “Fund Appendix: Funds Available Under Your Policy”, which is part of this prospectus.
You will also bear expenses associated with the Funds available under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Investment Options (Portfolio fees and expenses)	0.10%	3.10%
RISKS
Risk of Loss	You can lose money by purchasing the Policy. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.
For additional information about the investment profile of the Policy, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” in the Prospectus.

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options, or Funds, available under the Policy. Each Fund (including any fixed account investment option) will have its own unique risks, and investors should review these investment options before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, and “THE VARIABLE ACCOUNT AND FUNDS” in the Prospctus and “FUND APPENDIX — FUNDS AVAILABLE UNDER YOUR POLICY” which is part of this Initial Summary Prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to the Depositor, Protective Life, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of the Depositor. More information about the Depositor including its financial strength ratings is available upon request by calling toll-free 1-888-353-2654.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE POLICY” and “THE COMPANY AND THE FIXED ACCOUNT” in the Prospectus.

RISKS
Contract Lapse
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges. Your Policy may also lapse due to insufficient Premium payments, withdrawals, unpaid loans or loan interest.
There is a cost associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.
For additional information about Company risks, see “LAPSE AND REINSTATEMENT”, “PRINCIPAL RISKS OF INVESTING IN THE POLICY”, “POLICY LOANS” and “PREMIUMS” in the Prospectus.

RESTRICTIONS
Investment Options
While you may transfer amounts in the Sub-Accounts (which invest in shares of a corresponding Fund) and the Fixed Accounts, certain restrictions and transfer fees apply with regard to the number and amount of such transfers. Transfers are also subject to the excessive trading and market timing policies described in the Prospectus.
We reserve the right to remove or substitute Funds as investment options.
For additional information about Investment Options, see “TRANSFERS” and “RESERVATION OF RIGHTS” in the Prospectus.

Optional Benefits
Optional benefits are subject to additional charges and are available only at the time your Policy is issued and may not be available for all Owners or Insureds.
For additional information about the optional benefits, see “OPTIONAL BENEFITS UNDER THE POLICY” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees). Withdrawals and surrenders may be subject to income tax and will be taxed at ordinary rates. In addition, withdrawals and surrenders may be subject to an additional tax depending on the circumstances. There is no additional tax benefit to the investor if the Policy is purchased through a tax-qualified plan. Purchases through individual retirement accounts (IRAs) are not permitted under the Internal Revenue Code.
For additional information about tax implications, see “TAX CONSIDERATIONS” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, revenue sharing, compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For additional information about compensation, see “SALE OF THE POLICIES” in the Prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer an investor a new policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
For additional information about exchanges, see “USE OF THE POLICY — Replacement of Life Insurance or Annuities” in the Prospectus.

OVERVIEW OF THE PROTECTIVE EXECUTIVE BENEFITS REGISTERED VUL POLICY
1. What is the Policy and what is it designed to do?
The Policy is an individual flexible premium variable universal life insurance policy, designed primarily for use by corporations, employers and certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase agreements. The Owner of the Policy is the person, persons, or entity entitled to all rights in this Policy while the Insured (the person whose life is covered by the Policy) is living, including designation of a Beneficiary. See the Policy and Use of the Policy.
Your Policy is a “flexible premium” policy because you have considerable flexibility in determining when and how much Premium you want to pay. Your Policy is “variable” because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease. See Premiums, Standard Death Benefits and Calculation of Policy Value.
Because the Policy is designed to provide benefits on a long-term basis and is not intended for short-term investing, the Policy may not be appropriate for those who have a short-term investment horizon. See Principal Risks of Investing in the Policy.
2. What are the Premiums for this Policy?
The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.
Premium is an amount you pay to the Company to establish and maintain life insurance coverage. The minimum initial premium will vary based on various factors, including the age of the Insured and the Death Benefit Option you select, but may not be less than $100.00. Thereafter, you have the flexibility to choose the amount and timing of premium payments, within certain limits. Before your Premiums are allocated to a Sub-Account, we deduct any applicable charges. See Fee Tables and Charges and Deductions.
You may establish a planned Periodic Premium. You are not required to pay the planned Periodic Premium and we will not terminate your Policy merely because you did not. However, payment of insufficient premiums may result in a lapse of the Policy. Your Policy could lapse if the value of your Policy becomes too low to support the Policy’s monthly charges. See Periodic Premium and Lapse and Reinstatement.
You may allocate premium to your choice of numerous different investment options available in the Sub-Accounts, as well as a Fixed Account, within your Policy. The Sub-Accounts are separate divisions of the Variable Account (Protective COLI VUL separate account) that invest in a particular Fund (an underlying mutual fund). See Fund Appendix — Funds Available Under Your Policy for a listing of the Sub-Accounts currently available under the Policy.
ADDITIONAL INFORMATION ABOUT EACH FUND IS PROVIDED IN AN APPENDIX TO THE PROSPECTUS. See Fund Appendix — Funds Available Under Your Policy.
The Fixed Account is part of the Company’s General Account, which holds all of the Company’s assets other than those held in the Variable Account or other separate accounts. See the Company and the Fixed Account.
3. What are the primary features and options that the Policy offers?
A. Choice of Death Benefit Options. You may select one of two Death Benefit Options used to determine the amount payable on the death of the Insured:
Option 1: Level Death
The Death Benefit will be the greater of:
a.
The Total Face Amount shown on the Policy Schedule, less any partial withdrawals; or

b.
The Cash Value on the Insured’s date of death multiplied by the applicable factor in the Table of Death Benefit Factors shown on the Policy Schedule for the Insured’s age at date of death.

Option 2: Coverage Plus
The Death Benefit will be the greater of:
a.
The Total Face Amount shown on the Policy Schedule, plus the Policy Value on the Insured’s date of death; or

b.
The Cash Value on the Insured’s date of death multiplied by the applicable factor in the Table of Death Benefit Factors shown on the Policy Schedule for the Insured’s age at date of death.

The Death Benefit may be greater if necessary to satisfy federal tax law requirements. Policy Value is the sum of the values in the Variable Account, the Fixed Account, and the value in the Loan Account (an account within the Company’s General Account that holds the collateral for Policy Loans). Cash Value is Policy Value plus any applicable Return of Expense Charge Benefit (a percentage of the expense charge that is payable upon a complete surrender).

B. Transfers. At any time after the Cancellation Period (period during which the Owner may return the Policy for a refund), you may transfer Policy Value among the Sub-Accounts and the Fixed Account, subject to the restrictions including on amount and frequency of transfers. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers.
C. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of the Policy at any time within certain limits. Each increase or decrease in the Total Face Amount must be at least $25,000. The minimum Total Face Amount is $100,000.
D. Withdrawals. You may request a partial withdrawal of your Policy at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy Value less outstanding Policy Debt (sum of all outstanding policy loans plus accrued interest). We will charge a partial withdrawal fee of  $25 per withdrawal on partial withdrawals after the first in a Policy Year. The Total Face Amount (if Death Benefit Option 1 applies) and your Policy Value will be reduced by the amount of any withdrawals. Withdrawals may have tax consequences.
E. Surrender Benefit. The Owner may surrender this Policy for the surrender benefit. The surrender benefit is the Cash Surrender Value less any monthly cost of insurance charges on the date of surrender. Cash Surrender Value is the Cash Value minus Policy Debt. All coverage will end on the effective date of surrender of the Policy. No Death Benefits will be paid after the effective date of surrender of the Policy. Surrenders may have tax consequences.
F. Loans. While the Policy is in force, the Owner, by Request, may obtain a Policy loan on the security of the Policy. Policy loan amounts will be withdrawn first on a pro rata basis from the Sub-Accounts and/or Fixed Account unless the Company, at its discretion, allows the Owner to specify such Sub-Accounts and/or Fixed Account.
Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes.
G. Return of Expense Charge Benefit. If the Owner fully surrenders the Policy for its Cash Surrender Value during the first seven Policy Years, the Company will include the Return of Expense Charge Benefit in the Cash Value.
H. Optional Benefits. The following riders and endorsements are available:
•
Term Life Insurance; and

•
Change of Insured (not available to individual Owners).

There is no charge for the Change of Insured Endorsement; however, there is a one-time fee assessed for administration and underwriting costs when this endorsement is exercised. There is no charge for the Terminal Illness Accelerated Death Benefit Endorsement; however, there is a one time transaction charge when this Endorsement is invoked and will be deducted from the accelerated death benefit payment paid to the Owner.
I. Tax Benefits. Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are generally not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders.

STANDARD DEATH BENEFITS
As long as the Policy remains in force, Protective Life will pay the Beneficiary the Death Benefit Proceeds upon receipt at the Home Office of Due Proof of Death of the Insured. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary Beneficiary or a contingent Beneficiary. The Owner may name one or more primary or contingent Beneficiaries. Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. If no Beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner’s estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option that the Company is then offering. Payment of the Death Benefit Proceeds may have tax consequences. See “TAX CONSIDERATIONS — Tax Treatment of Life Insurance Death Benefit Proceeds.”
Please note that any Death Benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.
Calculation of Death Benefit Proceeds
The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured’s death, less (1) any Policy Debt on that date and any liens for payments made under an accelerated death benefit rider or endorsement (including any accrued interest), and less (2) any past due Monthly Deductions.
The calculation of the Death Benefit depends on the Death Benefit Option elected.
Federal Tax Compliance Test. Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it satisfies the Cash Value Accumulation Test.
The Cash Value Accumulation Test (“CVAT”) does not have a premium limit, but does require that the Death Benefit be at least a certain percentage (varying based on the Attained Age, sex and Premium class of the Insured) of the Cash Value.
The Death Benefit Option you choose will also affect the amount of your Death Benefit.
Under Death Benefit Option 1, your Death Benefit will generally be the Face Amount. Under Death Benefit Option 2, your Death Benefit will always vary with the Policy Value. However, the Death Benefit may vary based on the Cash Value if the minimum Death Benefit is greater than the Face Amount under the Death Benefit Option 1 or the Face Amount plus the Policy Value under Death Benefit Option 2. See “Death Benefit Options” for detailed information about each Death Benefit Option.
You should consult your tax advisor or registered representative for more information about which death benefit option you should choose in light of your specific goals and circumstances.
The Death Benefit Proceeds are payable when Protective Life receives a properly completed claim form and Due Proof of Death of the Insured while the Policy is in force. The Death Benefit Proceeds will be paid to the Beneficiary, or Beneficiaries, in a lump sum, unless a Settlement Option currently being offered by the Company is selected. If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which they wish to receive their portion of the Death Benefit Proceeds. The Death Benefit Proceeds are determined as of the date of the Insured’s death and are moved to the General Account until payment is made. Protective Life will pay interest on the Death Benefit Proceeds payable to each Beneficiary determined in accordance with applicable state law to the date of payment.
Death Benefit Options
The Policy has two Death Benefit options.
Option 1. The “Level Death” Option. Under this option, the death benefit is the greater of  —
•
the Policy’s Total Face Amount shown on the Policy Schedule, less any partial withdrawals; or

•
the Cash Value on the Insured’s date of death multiplied by the applicable factor in the Table of Death Benefit Factors shown in the Policy Schedule for the Insured’s age at date of death.

This death benefit option should be selected if you want to minimize your cost of insurance.
Option 2. The “Coverage Plus” Option. Under this option, the death benefit is the greater of  —
•
The Total Face Amount shown on the Policy Schedule, plus the Policy Value on the Insured’s date of death; or,

•
the Cash Value on the Insured’s date of death multiplied by the applicable factor in the Table of Death Benefit Factors shown in the Policy Schedule for the Insured’s age at date of death.

This death benefit option should be selected if you want to maximize your death benefit.
Your Cash Value and Death Benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. The Cash Value includes the Return of Expense Charge Benefit, if applicable, and thus the amount of this benefit can affect the amount of the Death Benefit.
There is no minimum Death Benefit guarantee associated with this Policy.
Changing the Face Amount
The Owner may request a change in the Face Amount of the Policy at any time within certain limits. The request must be received in writing in Good Order at the Home Office.
OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefits associated with your Policy, other optional benefits may also be available to you. The following table summarizes information about these optional benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Description of Restrictions/Limitations
Term Life Insurance Rider	To provide for level term insurance on the life of the Insured.
•
Only available at the time of Policy issue.

•
The purchaser must satisfy certain criteria such as the number of Policies it expects to purchase and the expected aggregate Total Face Amount under all such Policies.

Change of Insured Endorsement	Allows the Owner to change the named Insured under the Policy.	• Not available to individual Owners. • Only available at the time of Policy issue.
Terminal Illness Accelerated Death Benefit	Provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and meets the terms and conditions of the endorsement	• Only available to individual Owners. • Only available at the time of Policy Issue. • May not be available in every state.
BUYING THE POLICY
Purchasing a Policy
For insurance coverage to take effect under a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Protective Life will issue a Policy covering an Insured up to age 75 if Evidence of Insurability satisfies Protective Life’s underwriting rules. No Policy will be issued to an Insured under the age of 20 years. Minimum age requirements may apply. Acceptance of an application depends on Protective Life’s underwriting rules, and Protective Life may reject an application for any reason. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased cost of insurance rates. The cost of insurance rate also may vary depending on the type of underwriting we use. A Policy is issued after Protective Life approves the application. Payment of Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery. We generally do not accept premium payments before approval of an application; however, at our discretion, we may elect to do so. We will not credit interest or allocate your premium payment for the period while your application is in underwriting.
Insurance coverage under a Policy begins on the Policy Effective Date.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to “backdate” a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements (3 months in Ohio, not allowed in Montana). Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date.
The Owner of the Policy may exercise all rights provided under the Policy. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. A change in Owner may have tax consequences. See “TAX CONSIDERATIONS — Other Considerations.”
Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.
Minimum Initial Premium.   The minimum initial premium required depends on a number of factors, including the age, sex and Premium class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders and endorsements requested by the applicant and the planned periodic premiums that the applicant selects. Consult your sales representative for information about the initial premium required for the coverage you desire.
Periodic Premiums.   The Company may recommend a periodic premium amount. The actual amount of premium needed may change, depending on the number of premium payments made, changes in coverage, investment experience, monthly risk rate, and partial withdrawals and policy loans made. While you are not required to make additional premium payments according to a fixed schedule, you may select a periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the periodic premium, unless you request to have reminder notices suspended. You are not required, however, to pay the periodic premium; you may increase or decrease the periodic premium subject to our limits, and you may skip a payment or make unscheduled payments. Depending on the investment performance of the Funds you select, the periodic premium may not be sufficient to keep your Policy in force, and you may need to change your premium payment schedule or make additional payments in order to prevent termination of your Policy.
Additional, Unscheduled Premiums.   You may pay additional, unscheduled premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your premium payment has been received, contact us at the Home Office address or telephone number shown on the first page of this Prospectus. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 per Policy without our consent, although we will accept a smaller premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any premium payments that exceed the Initial premium amount shown on your Policy.
Protective Life reserves the right to limit the amount and frequency of periodic premiums and additional premium under the Policy or the amount and frequency of Net Premiums that may be allocated to the Fixed Account at any time. Protective Life also reserves the right to refuse to accept such additional premium under the Policy or allocate additional Net Premium to the Fixed Account at any time without prior notice. In all cases, Protective Life will accept additional premium necessary to prevent the Policy from lapsing.
Premium Limitations.   Premiums are accepted until Attained Age of 121. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner’s designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.
Additional limitations apply to premiums. Premium payments must be at least $100 and must be remitted to the Home Office although we will accept a smaller premium payment if necessary to keep your Policy in force.
We also reserve the right not to accept a premium payment that causes the Death Benefit to increase by an amount that exceeds the premium received. Evidence of Insurability satisfactory to us may be required before we accept any such premium. Protective Life also reserves the right to limit the amount and frequency of any premium payment. See Tax Considerations and the discussion of Cash Value Accumulation Test under Standard Death Benefits. If the Death Benefit is based on the applicable factor in the Table of Death Benefit Factors shown in the Policy Schedule, the Company reserves the right to refund the portion of any premium or Cash Value which causes the Death Benefit to be based on such factors. Protective Life will also monitor Policies and will notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code, if applicable. See Tax Considerations.
Premium Payments Upon Increase in Face Amount.   Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary to keep the Policy in force or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change is appropriate.
Net Premium Allocations
You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office or by emailing us at GWExecBenefits@protective.com
Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub- Accounts and the Fixed Account.
Where state laws provide for the Company to refund premium if the Policy is cancelled during the right to cancel period, the Company reserves the right to allocate your premium to the Money Market Sub-Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Money Market Sub-Account and all Net Premiums will be allocated according to your allocation instructions then in effect.
If Protective Life receives a premium payment at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Date it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Date. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.
Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.
Protective Life reserves the right to limit the amount and frequency of planned periodic premiums and additional unscheduled premiums (each an “additional premium”) under the Policy or the amount and frequency of Net Premiums that may be allocated to the Fixed Account at any time and to refuse to accept such additional premium under the Policy or allocate additional Net Premium to the Fixed Account at any time without prior notice. In all cases, Protective Life will accept additional premium necessary to prevent the Policy from lapsing. Protective Life will notify the Owner that a premium payment, whether a planned periodic premium or additional premium, may result in a Policy becoming a Modified Endowment Contract (“MEC”). Protective Life reserves the right not to accept a premium that will cause the Policy to become a MEC, unless otherwise instructed by the Owner.
If mandated by law, we may reject a premium payment. We may also provide information about you and your account to a government regulator.
HOW YOUR POLICY CAN LAPSE
Lapse
Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse (terminate without value). Paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. A Policy will Lapse if its Policy Value less the Policy Debt is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. If the Cash Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Cash Surrender Value or the Cash Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.
You have a 61-day grace period to make a payment of Net Premium at least sufficient to cover the monthly cost of insurance for the next two months. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent Lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the Beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any unpaid Policy Debt or liens (including accrued interest). See “DEATH BENEFIT PROCEEDS.” Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. See “TAX CONSIDERATIONS.”
Policy Maturity.   If the Insured is living and the Policy is in force on the Policy Anniversary at attained age 121 then this Policy will remain in force. The Death Benefit will be equal to the Policy Value. No premium payments will be required.

Partial withdrawals and Policy loans will be permitted, subject to the provisions herein and the provisions of any riders and endorsements attached to the Policy. No further cost of insurance charges will be deducted.
The Policy Value will remain in the Sub-Accounts and/or Fixed Account, in accordance with your then current allocation instructions. You may change your Sub-Account allocation instructions and you may transfer your Policy Value among the Sub-Accounts. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the cost of insurance. As your Policy Value changes based on the investment experience of the Sub-Accounts, the Death Benefit will increase or decrease accordingly. You may surrender the matured Policy at any time. Please see “TAX CONSIDERATIONS — Treatment When Insured Reaches Attained Age 121” below.
Reinstatement
A Policy may be reinstated within 3 years after the coverage ceased, unless it has been surrendered. For a Policy to be reinstated, the Company must receive:
1.
A Request from the Owner;

2.
Evidence of insurability for the Insured and any other person covered by any rider or endorsement, at the Owner’s expense;

3.
Payment of the cost of insurance for the grace period;

4.
Payment of an amount equal to 3 months’ cost of insurance and other expense charges. Such payment less the expense charges will be credited to the Policy Value as of the date of reinstatement; and

5.
Payment or reinstatement of any Policy Debt which was outstanding as of the date the coverage ceased, including interest thereon. Interest will be the maximum loan interest rate per year and will be compounded annually to the date of the Policy reinstatement.

Reinstatement will become effective on the date the application for reinstatement is approved by the Company. In some circumstances, the reinstated Policy may be a modified endowment contract under Section 7702A of the Code, even if the Policy was not a modified endowment contract prior to lapse. Please see TAX CONSIDERATIONS — Policies That Are MECs-Modified Endowment Contracts below.
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY
Surrender Privileges
At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Cash Surrender Value. Cash Surrender Value is determined as of the end of the Valuation Period during which the Written Notice in Good Order requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any surrender request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Date. The Cash Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option that the Company is then offering. Payment is generally made within 7 calendar days but may be subject to postponement. See “SUSPENSIONS OR DELAYS IN PAYMENTS.” A Policy which terminates upon surrender cannot later be reinstated. Surrenders may have tax consequences. See “TAX CONSIDERATIONS.”
Withdrawal Privileges
You may request, by Written Notice in Good Order received at the Home Office, a partial withdrawal of your Policy at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Policy Value less outstanding Policy Debt. We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year. The partial withdrawal fee will be deducted proportionally from all Sub-Accounts and Fixed Account. There are limits to taking partial withdrawals from the Fixed Account. See “THE COMPANY AND THE FIXED ACCOUNT — The Fixed Account.”
The Total Face Amount (if Death Benefit Option 1 applies) and your Policy Value will be reduced by the amount of any withdrawals. Withdrawals may have tax consequences. See “TAX CONSIDERATIONS.” Protective Life will withdraw the amount requested, plus a withdrawal charge from unloaned Policy Value as of the end of the Valuation Period during which the Written Notice in Good Order is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time.
Protective Life will process any withdrawal request in Good Order received at the Home Office at or after the end of the Valuation Period on the next Valuation Date.

The amount of a withdrawal will be withdrawn from the Sub-Accounts and the Fixed Account in proportion to the amounts in the Sub-Accounts and the Fixed Account bearing on your Policy Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional premium payments and will be subject to our limitations on premiums.

ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. Please refer to the Policy specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, or surrender or make withdrawals from the Policy, or transfer value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge (consists of the Sales Load and Premium Tax):	Upon receipt of each premium payment	10% of each premium payment	6.0% of each premium payment
Sales Load: (1)	Upon receipt of each premium payment	6.5% of each premium payment	Current: 2.5% of each premium payment up to target and 1.0% of each premium payment in excess of target
Premium Tax: (1)	Upon receipt of each premium payment	3.5% of each premium payment	3.5% of each premium payment
Surrender Charge:	There is no surrender charge associated with your Policy. However, the surrender of your Policy may have tax consequences.
Transfer Fee: (2)	Upon each transfer in excess of 12 in a Policy Year	$10 per transfer	$10 per transfer
Withdrawal Charge:	At the time of each partial withdrawal of Policy Value	$25 deducted from Policy Value for all partial withdrawals after the first made in the same Policy Year.	$25 deducted from Policy Value for all partial withdrawals made after the first made in the same Policy Year.
Change of Death Benefit Option Fee:	Upon change of option	$100 deducted from Policy Value for each change of death benefit option.	$100 deducted from Policy Value for each change of death benefit option.

(1)
The Sales Load and Premium Tax are components of the Premium Expense Charge (and are not in addition to).

(2)
Currently, electronic transfers do not count towards the 12 free transfers; however, we reserve the right, at any time, to charge for electronic transfers in excess of the free transfers allowed. See “CHARGES AND DEDUCTIONS.”

The table below describes the fees and expenses that you pay periodically during the time that you own the Policy, not including Fund fees and expenses. If you chose to purchase an Optional Benefit, you will pay additional charges, as shown below.
Periodic Charges Other Than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges:
Cost of Insurance (per $1,000 Net Amount at Risk) (1) (2) (3)	On the Policy Effective Date and each Monthly Anniversary Day
Minimum Charge		$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Maximum Charge for a 46 year old male, non-smoker, standard premium class, $550,000, Total Face Amount, Option 1 (Level Death)		$0.16 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge: (4)	On the Policy Effective Date and each Monthly Anniversary Day
Maximum Charge (5)		0.90% (of average daily net assets) annually
Administration Charge:	On the Policy Effective Date and each Monthly Anniversary Day
Maximum Charge (6)		$10.00
Loan Interest Credit Spread:	On each Policy Anniversary, as applicable (7)
Maximum Charge (8)		1.5%
Optional Benefit Charges:
Term Life Insurance Rider	On the Policy Effective Date and each Monthly Anniversary Day
Minimum Charge		$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk
Change of Insured Endorsement	Upon change of insured	$400 per change

(1)
Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and premium (i.e., underwriting) class and the number of years that the Policy has been in force, and the Net Amount at Risk on either the Policy Effective Date or the applicable Monthly Anniversary Day. The charge generally increases with Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s Schedule will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and premium classification of the Insured, and the Total Face Amount, planned premiums, and riders requested. The cost of insurance charge shown in the above table has been rounded to the nearest hundredth. See Charges and Deductions. Owners may obtain more information about their particular cost of insurance charge by contacting our Home Office at 888-353-2654.

(2)
The Net Amount at Risk as of any Monthly Anniversary Day is equal to: (a) the Death Benefit discounted at one plus the monthly guaranteed interest rate minus the Policy Value (prior to deducting the Cost of Insurance), if the Death Benefit Option is Death Benefit Option 1 (Level Death Benefit); or, (b) the Death Benefit minus the Policy Value discounted at one plus the monthly guaranteed interest rate, if the Death Benefit Option is Death Benefit Option 2 (Coverage Plus).

(3)
The current minimum and maximum cost of insurance are $0.01 — $45.83 per $1,000 of Net Amount at Risk. The current charge for a 46 year old male, non-smoker, $550,000, Total Face Amount, Option 1 (Level Death) is $0.05 per $1,000 of Net Amount at Risk.

(4)
The mortality and expense risk charge is accrued daily and deducted on each Monthly Anniversary Day from the assets in the Sub-Accounts.

(5)
The current net mortality and expense risk charge is 0.28% (of average daily net assets) for Policy Years 1-20, and 0.10% (of average daily net assets) thereafter.

(6)
The current Service Charge is $7.50.

(7)
The Loan Interest Credit Spread is the amount deducted from the loan interest rate to cover the costs the Company incurs by providing the loaned cash value. As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(8)
The current Loan Interest Credit Spread is 1.5%.

Fund Annual Operating Expenses (As a Percentage of Fund Average Daily Net Assets)
The following table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found at the back of this document.

Range of Expenses for the Funds
	Minimum		Maximum
Total Annual Fund Operating Expenses (1)	0.10%	–	3.10% (2)
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(1)
Total Annual Fund Operating Expenses are based in part on estimated amounts for the current fiscal year.

(2)
The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see “SALE OF THE POLICIES.”

FUND APPENDIX
FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-265-1545 or by sending an email request to prospectus@protective.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	American Century VP Capital Appreciation I(1)	0.91%	11.16%	19.89%	15.64%
U.S. Equity	American Century VP Mid Cap Value I(1)	0.75%	23.20%	9.41%	12.82%
U.S. Equity	American Century VP Ultra® I(1)	0.79%	22.99%	26.83%	20.03%
U.S. Equity	American Century VP Value I(1)	0.73%	24.51%	9.55%	12.03%
Taxable Bond	American Funds IS® Capital World Bond 2	0.75%	-4.92%	3.49%	2.07%
International Equity	American Funds IS® Capital World Growth & Income 2(1)	0.67%	14.78%	13.27%	11.63%
International Equity	American Funds IS® Global Small Cap 2(1)	0.90%	6.74%	15.45%	12.51%
U.S. Equity	American Funds IS® Growth 2	0.60%	21.97%	25.43%	19.71%
U.S. Equity	American Funds IS® Growth-Income 2	0.54%	24.10%	16.39%	15.42%
International Equity	American Funds IS® International 2	0.79%	-1.49%	9.63%	8.13%
International Equity	American Funds IS® New World 2(1)	0.82%	4.92%	13.25%	8.67%
U.S. Equity	American Funds IS® Washington Mutual Investor 2(1)	0.52%	27.78%	12.50%	13.75%
Allocation	BlackRock 60/40 Target Allocation ETF VI I(1)	0.38%	11.99%	11.27%	—
Allocation	BlackRock Global Allocation V.I. I - BlackRock (Singapore) Limited(1)	0.75%	6.67%	9.95%	7.94%
Taxable Bond	BlackRock High Yield V.I. I - BlackRock International Limited(1)	0.57%	5.34%	6.36%	6.78%
U.S. Equity	BNY Mellon Stock Index Initial - Mellon Investments Corporation	0.26%	28.40%	18.17%	16.26%
U.S. Equity	ClearBridge Variable Mid Cap I - ClearBridge Investments, LLC	0.85%	28.71%	14.26%	14.33%
U.S. Equity	ClearBridge Variable Small Cap Growth I - ClearBridge Investments, LLC	0.81%	12.61%	21.34%	17.14%
Sector Equity	Davis Financial - Davis Selected Advisers (New York) Inc	0.70%	31.76%	10.71%	13.16%
Taxable Bond	DFA VIT Inflation-Protected Securities Institutional - Dimensional Fund Advisors Ltd; DFA Australia Limited	0.11%	5.58%	5.44%	—
U.S. Equity	DWS Core Equity VIP A	0.59%	25.30%	16.70%	16.17%
Taxable Bond	DWS High Income VIP A(1)	0.71%	4.00%	6.02%	6.16%
U.S. Equity	DWS Small Cap Index VIP A - Northern Trust Investments Inc(1)	0.39%	14.50%	11.69%	12.98%
Taxable Bond	Eaton Vance VT Floating-Rate Income Initial	1.18%	3.63%	3.19%	3.53%
Allocation	Empower Aggressive Profile Investor	1.15%	19.49%	12.77%	12.62%
U.S. Equity	Empower Ariel Mid Cap Value Investor - Ariel Investments, LLC(1)	1.05%	26.13%	10.98%	13.08%
Taxable Bond	Empower Bond Index Investor(1)	0.50%	-2.39%	3.02%	2.42%
Allocation	Empower Conservative Profile Investor(1)	0.78%	6.35%	5.95%	5.66%
Taxable Bond	Empower Core Bond Investor(1)	0.70%	-1.55%	3.57%	3.01%
FUND-1

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
International Equity	Empower Emerging Markets Equity Investor - UBS Asset Management (Americas) Inc; Lazard Asset Management LLC(1)	1.23%	-4.43%	—	—
Money Market	Empower Government Money Market Investor(1)	0.46%	0.01%	0.77%	0.38%
Taxable Bond	Empower Inflation-Protected Securities Investor - Goldman Sachs Asset Management, L.P.(1)	0.70%	4.76%	—	—
International Equity	Empower International Index Investor - Irish Life Inv Managers Ltd	0.65%	10.75%	9.16%	7.54%
International Equity	Empower International Value Investor - LSV Asset Management; Massachusetts Financial Services Company	1.06%	10.83%	9.65%	10.26%
U.S. Equity	Empower Large Cap Growth Investor - Amundi Asset Management US, Inc.; JPMorgan Investment Management Inc.(1)	1.00%	20.84%	24.82%	18.92%
Allocation	Empower Lifetime 2015 Investor(1)	0.80%	8.48%	8.05%	7.69%
Allocation	Empower Lifetime 2020 Investor(1)	0.83%	9.17%	8.62%	—
Allocation	Empower Lifetime 2025 Investor(1)	0.85%	10.16%	9.44%	9.32%
Allocation	Empower Lifetime 2030 Investor(1)	0.87%	11.60%	10.32%	—
Allocation	Empower Lifetime 2035 Investor(1)	0.89%	13.46%	11.36%	10.89%
Allocation	Empower Lifetime 2040 Investor	0.92%	15.11%	12.04%	—
Allocation	Empower Lifetime 2045 Investor	0.92%	16.02%	12.43%	11.40%
Allocation	Empower Lifetime 2050 Investor	0.93%	16.15%	12.50%	—
Allocation	Empower Lifetime 2055 Investor	0.92%	16.10%	12.46%	11.31%
Allocation	Empower Lifetime 2060 Investor	0.94%	15.89%	—	—
U.S. Equity	Empower Mid Cap Value Investor - Goldman Sachs Asset Management, L.P.(1)	1.15%	30.17%	9.91%	12.74%
Allocation	Empower Moderate Profile Investor(1)	0.92%	11.98%	9.15%	8.79%
Allocation	Empower Moderately Agg Portfolio Investor(1)	1.02%	14.25%	10.38%	10.09%
Allocation	Empower Moderately Conservative Portfolio Investor(1)	0.83%	9.13%	7.49%	7.22%
Taxable Bond	Empower Multi-Sector Bond Investor(1)	0.90%	0.89%	4.84%	5.51%
Sector Equity	Empower Real Estate Index Investor - Irish Life Inv Managers Ltd(1)	0.70%	44.31%	8.90%	—
U.S. Equity	Empower S&P Mid Cap 400® Index Investor - Irish Life Inv Managers Ltd(1)	0.55%	24.01%	12.48%	13.55%
U.S. Equity	Empower S&P SmallCap 600® Index Investor - Irish Life Inv Managers Ltd	0.56%	25.95%	11.88%	13.92%
Taxable Bond	Empower Short Duration Bond Investor(1)	0.60%	-0.03%	2.50%	2.19%
U.S. Equity	Empower Small Cap Growth Investor(1)	1.19%	13.76%	18.50%	—
U.S. Equity	Empower Small Cap Value Investor(1)	1.09%	30.67%	9.10%	11.90%
U.S. Equity	Empower T. Rowe Price Mid Cap Growth Investor - T. Rowe Price Associates, Inc.	1.02%	14.83%	17.86%	16.22%
Taxable Bond	Empower US Government Securities Investor(1)	0.60%	-2.15%	2.45%	2.08%
Taxable Bond	Federated Hermes High Income Bond II P(1)	0.82%	4.85%	5.57%	6.34%
International Equity	Fidelity® VIP Emerging Markets Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investments (Japan) Limited; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.16%	-2.41%	14.71%	8.17%
U.S. Equity	Fidelity® VIP Extended Market Index Service 2 - Geode Capital Management, LLC	0.38%	20.93%	—	—
U.S. Equity	Fidelity® VIP Index 500 Initial - Geode Capital Management, LLC	0.10%	28.58%	18.34%	16.44%
International Equity	Fidelity® VIP International Index Service 2 - Geode Capital Management, LLC	0.42%	7.48%	—	—
FUND-2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
U.S. Equity	Invesco V.I. Diversified Dividend I	0.68%	18.89%	8.37%	11.89%
International Equity	Invesco V.I. EQV International Equity I (formerly, Invesco V.I International Growth I)	0.89%	5.89%	10.17%	8.09%
Sector Equity	Invesco V.I. Global Real Estate I - Invesco Asset Management Ltd	0.97%	25.71%	7.54%	8.11%
U.S. Equity	Invesco V.I. Main Street Small Cap I	0.84%	22.55%	13.73%	14.69%
Allocation	Janus Henderson VIT Balanced Institutional(1)	0.62%	17.20%	14.39%	11.81%
U.S. Equity	Janus Henderson VIT Enterprise Institutional	0.72%	16.83%	19.13%	17.23%
Taxable Bond	Janus Henderson VIT Flexible Bond Institutional(1)	0.58%	-0.90%	4.24%	3.68%
U.S. Equity	Janus Henderson VIT Forty Institutional	0.76%	22.90%	25.58%	20.29%
International Equity	Janus Henderson VIT Global Sustainable Equity Instl(1)	0.92%	—	—	—
Sector Equity	Janus Henderson VIT Global Technology & Innovation Institutional	0.75%	18.01%	30.62%	23.28%
U.S. Equity	JPMorgan Insurance Trust Small Cap Core 1	0.84%	21.38%	11.77%	14.01%
U.S. Equity	JPMorgan Insurance Trust US Equity 1	0.76%	29.34%	19.63%	17.47%
Taxable Bond	Lord Abbett Series Total Return VC	0.71%	-0.24%	3.61%	3.32%
U.S. Equity	MFS® VIT Growth Initial	0.71%	23.53%	24.87%	19.33%
International Equity	MFS® VIT II International Growth Initial(1)	0.88%	9.27%	14.22%	10.00%
International Equity	MFS® VIT II Research International Init	0.96%	11.57%	12.19%	8.38%
U.S. Equity	MFS® VIT III Blended Rsrch Sm Cap Equity Initial	0.53%	29.64%	12.88%	14.31%
Sector Equity	MFS® VIT III Global Real Estate Initial(1)	0.92%	30.12%	12.99%	12.19%
U.S. Equity	MFS® VIT III Mid Cap Value Initial	0.79%	30.99%	12.42%	13.59%
U.S. Equity	MFS® VIT Mid Cap Growth Initial	0.80%	14.11%	22.66%	18.20%
U.S. Equity	MFS® VIT New Discovery Init	0.87%	1.80%	21.30%	16.15%
U.S. Equity	MFS® VIT Research Initial(1)	0.78%	24.80%	17.94%	15.64%
Taxable Bond	MFS® VIT Total Return Bond Initial	0.53%	-0.81%	4.14%	3.65%
U.S. Equity	MFS® VIT Value Initial(1)	0.70%	25.45%	12.25%	13.42%
U.S. Equity	Neuberger Berman AMT Sustainable Equity I	0.89%	23.48%	15.72%	14.36%
Taxable Bond	PIMCO Global Bond Opportunities (Unhedged) Admin	0.93%	-7.52%	3.14%	1.02%
Taxable Bond	PIMCO Income Institutional	0.67%	2.15%	5.21%	—
Taxable Bond	PIMCO International Bond (USD-Hdg) Admin	0.94%	-1.96%	3.05%	4.39%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Administrative(1)	0.93%	33.34%	5.72%	-1.86%
Taxable Bond	PIMCO VIT High Yield Admin	0.77%	3.63%	5.46%	6.07%
Taxable Bond	PIMCO VIT Low Duration Admin	0.65%	-0.93%	1.54%	1.59%
Taxable Bond	PIMCO VIT Real Return Admin	0.67%	5.59%	5.33%	3.05%
Taxable Bond	PIMCO VIT Total Return Admin	0.65%	-1.27%	3.94%	3.43%
Sector Equity	Pioneer Real Estate Shares VCT I	1.35%	41.05%	9.97%	10.73%
International Equity	Putnam VT Focused International Equity IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.81%	12.84%	12.29%	11.21%
Allocation	Putnam VT Global Asset Allocation IA - Putnam Advisory Company, LLC; Putnam Investments Limited	0.84%	14.25%	10.19%	10.14%
U.S. Equity	Putnam VT Growth Opportunities IA - Putnam Investments Limited	0.64%	23.00%	25.87%	20.16%
Taxable Bond	Putnam VT High Yield IA - Putnam Investments Limited	0.70%	5.20%	5.62%	6.33%
Taxable Bond	Putnam VT Income IB - Putnam Investments Limited	0.82%	-4.59%	3.61%	3.73%
FUND-3

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
International Equity	Putnam VT International Value IA - Putnam Investments Limited	0.87%	15.28%	8.38%	7.27%
U.S. Equity	Putnam VT Large Cap Value IA - Putnam Investments Limited	0.56%	27.62%	14.08%	14.40%
U.S. Equity	Putnam VT Research IA - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.73%	24.44%	18.74%	16.68%
U.S. Equity	Putnam VT Small Cap Value IA - Putnam Investments Limited	1.04%	40.37%	9.59%	12.73%
U.S. Equity	Putnam VT Sustainable Future IA - Putnam Investments Limited	0.74%	6.33%	17.53%	16.21%
U.S. Equity	T. Rowe Price Blue Chip Growth Portfolio II(1)	1.00%	17.33%	22.96%	18.93%
Taxable Bond	Vanguard VIF Global Bond Index	0.13%	-1.84%	—	—
Taxable Bond	Vanguard VIF Total Bond Market Index	0.14%	-1.72%	3.50%	2.77%
U.S. Equity	Victory RS Small Cap Growth Equity VIP Service I(1)	0.88%	-10.43%	16.82%	15.54%

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus.
FUND-4

SUMMARY PROSPECTUS BACK COVER
This Summary Prospectus incorporates by reference the prospectus for the Policy and the Statement of Additional Information (“SAI”), both dated August 31, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.
EDGAR Contract Identifier: C000222824